NO. 95-4181-G

AMERICAN INDUSTRIAL PROPERTIES         IN THE DISTRICT COURT OF
REIT,

          Plaintiff

V.                                     DALLAS COUNTY, T E X A S

THE MANUFACTURERS LIFE
INSURANCE COMPANY, FIDELITY
MANAGEMENT & RESEARCH
CORPORATION, FIDELITY GALILEO
FUND, L.P., BELMONT CAPITAL
PARTNERS II, L.P., FIDELITY
PURITAN TRUST, AND FIDELITY
MANAGEMENT TRUST CO.,

          Defendant                    134TH  JUDICIAL DISTRICT


            AGREED MOTION TO (i) NON SUIT CLAIMS OF
          THE MANUFACTURERS LIFE INSURANCE COMPANY AND
       THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
         WITHOUT PREJUDICE AND (ii) ENTER TAKE NOTHING
               JUDGMENT AS TO CLAIMS ASSERTED BY
            AMERICAN INDUSTRIAL PROPERTIES REIT AND
        COUNTERCLAIMS ASSERTED BY THE FIDELITY ENTITIES


TO THE HONORABLE JUDGE OF SAID COURT:

      COME NOW, The Manufacturers Life Insurance Company ("MLI"),

The  Manufacturers Life Insurance Company (U.S.A.)  ("MLI  USA"),

American  Industrial Properties REIT ("AIP"), Fidelity Management

&  Research Company, Fidelity Galileo Fund, L.P., Belmont Capital

Partners   II,   L.P.,  Fidelity  Puritan  Trust,  and   Fidelity

Management  Trust Co. (collectively "The Fidelity Entities")  and

file   this  Agreed  Motion  to  (i)  Non-suit  Claims   of   The

Manufacturers  Life Insurance Company and The Manufacturers  Life

Insurance Company (U.S.A.) Without Prejudice and (ii) Enter  Take

Nothing  Judgment  as  to Claims Asserted by American  Industrial

Properties  REIT,  and  counterclaims asserted  by  The  Fidelity

Entities and would show unto this Honorable Court the following:

      1.    This  action was commenced by AIP filing  Plaintiff's

Petition,  Application for Declaratory Judgment, and  Application

for Injunctive Relief (the "Petition").  The Petition was amended on  May  26, 1995, June 26, 1995, October 19, 1995, December  15,

1995 and December 27, 1995.

      2.    The  parties  to  this  litigation  have  reached  an

agreement to settle their various claims including those asserted in this litigation.

      3.    In  order  to effectuate the terms of  the  agreement

between  the  parties, it is necessary that (i)  the  claims  and causes  of  action asserted by MLI and MLI USA be non-suited  and dismissed by the Court without prejudice to refiling, and (ii)  a take nothing judgment with respect to all claims asserted by  AIP and  counterclaims asserted by The Fidelity Entities be  executed by the Court.

      WHEREFORE,  PREMISES  CONSIDERED,  The  Manufacturers  Life

Insurance  Company,  The  Manufacturers  Life  Insurance  Company

(U.S.A.),   American   Industrial   Properties   REIT,   Fidelity

Management  &  Research  Company, Fidelity  Galileo  Fund,  L.P.,

Belmont  Capital Partners II, L.P., Fidelity Puritan  Trust,  and

Fidelity  Management Trust Co. respectfully  request  this  Court enter an Agreed Final Judgment (i) non-suiting and dismissing the claims  and causes of action asserted by MLI and MLI USA  without prejudice to refiling, and (ii) awarding a take nothing  judgment as  to  all other claims and causes of action asserted, including all  claims brought by American Industrial Properties  REIT,  and counterclaims  asserted by The Fidelity Entities,  and  for  such other and further relief to which they may be justly entitled.

                              Respectfully submitted,

                                                       WARE,
                              SNOW, FOGEL, JACKSON & GREENE, P.C.


                              By:/s/ Phil F. Snow
                                   Phil F. Snow
                                   State Bar No. 18812600
                                   Don Fogel
                                   State Bar No. 07201900
                                   J. Edward Cole
                                   State Bar No. 04538400
                                   Texaco Heritage Plaza
                                   1111 Bagby, Suite 4900
                                   Houston, Texas  77002
                                   (713) 659-6400--Telephone
                                   (713) 659-6262--Facsimile

                                                       ATTORNEYS
                              FOR DEFENDANTS THE MANUFACTURERS
                              LIFE INSURANCE COMPANY AND THE
                              MANUFACTURERS LIFE INSURANCE
                              COMPANY (U.S.A.)


                                                       LIDDELL,
                              SAPP, ZIVLEY, HILL & LABOON, L.L.P.


                              By:/s/ Craig L. Weinstock
                                   Craig L. Weinstock
                                   State Bar No. 21097300
                                   Mark C. Taylor
                                   State Bar No. 19713225
                                   Roger B. Cowie
                                   State Bar No. 00783886
                                   2200 Ross Ave., Suite 900
                                   Dallas, TX  75201
                                   (214) 220-4800
                                   (214) 220-4899 (Fax)

                                                       ATTORNEYS
                              FOR AMERICAN INDUSTRIAL PROPERTIES
                              REIT


                                                       GOODWIN,
                              PROCTER & HOAR L.L.P.



                              By:/s/ Kenneth A. Cohen
                                   Kenneth A. Cohen
                                   R. Todd Cronan
                                   Mary M. Diggins
                                   Exchange Place
                                   Boston, MA  02109-2881
                                   (617) 570-1000
                                   (617) 523-1231 (Fax)

                                                       ATTORNEYS
                              FOR FIDELITY MANAGEMENT & RESEARCH
                              COMPANY, FIDELITY PURITAN TRUST,
                              FIDELITY MANAGEMENT TRUST CO.,
                              FIDELITY GALILEO FUND, L.P.,
                              BELMONT CAPITAL PARTNERS II, L.P.

                     CERTIFICATE OF SERVICE

     I hereby certify that a true and correct copy of the foregoing instrument has been forwarded to the following counsel of record by either hand delivery or certified mail, return receipt requested on this the ____ day of _____________, 1996:

          Craig L. Weinstock
          Mark C. Taylor
          Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.
          2200 Ross Avenue, Suite 900
          Dallas, Texas  75201

          Todd Cronan
          Goodwin, Procter & Hoar
          Exchange Place
          Boston, Massachusetts 02109

          Tim Durst
          Baker & Botts, L.L.P.
          2001 Ross Avenue, Suite 800
          Dallas, Texas  75201-2980




                                   Phil F. Snow